SCHEDULE 14A
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 'SS' 240.14a-12



                      FORT DEARBORN INCOME SECURITIES, INC.
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: ____________________________________________________

(2) Form, Schedule or Registration Statement No.: ______________________________

(3) Filing Party: ______________________________________________________________

(4) Date Filed: ________________________________________________________________

                      FORT DEARBORN INCOME SECURITIES, INC.
                                   -----------
                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 5, 2008
                                   -----------


TO THE SHAREHOLDERS:

      The annual meeting of shareholders of Fort Dearborn Income Securities, Inc. (the "Fund") will be held on Friday, December 5, 2008 at 1:00 p.m., Central Time, at One North Wacker Drive, 38th Floor, Chicago, Illinois 60606 for the following purposes:


            (1) To elect four (4) Directors to serve until the annual meeting of shareholders in 2009, or until their successors are elected and qualified or until they resign or are otherwise removed;


            (2) To consider, if properly presented, a shareholder proposal; and

            (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

      You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on October 6, 2008. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.


      A dissident shareholder group has indicated its intention to file a proxy statement to elect its own nominees to the Board of the Fund at the meeting. Your vote is extremely important, especially in light of the dissident nominees and the shareholder proposal, both of which are unanimously opposed by your Fund's Board. Whether or not you plan to attend the meeting, and regardless of the number of shares you own, we urge you to vote FOR your Board's nominees (Proposal 1) and AGAINST the shareholder proposal (Proposal 2) by promptly completing, signing, dating and returning the enclosed white proxy card.


                                     By order of the Board of Directors,



                                     MARK F. KEMPER
                                     VICE PRESIDENT AND SECRETARY


October 16, 2008
One North Wacker Drive
Chicago, Illinois 60606


-------------------------------------------------------------------------------
                           YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN


  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. IF
  YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS,
  YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT, "AGAINST" THE SHAREHOLDER PROPOSAL, AND IN THE PROXIES' DISCRETION, EITHER "FOR" OR "AGAINST" ANY OTHER BUSINESS THAT MAY PROPERLY ARISE AT THE ANNUAL MEETING, INCLUDING ADJOURMENT. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

      1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

      2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                  REGISTRATION                                     VALID SIGNATURE
                  ------------                                     ---------------
      Corporate Accounts
        (1) ABC Corp. .......................................    ABC Corp.
                                                                 John Doe, Treasurer
        (2) ABC Corp ........................................    John Doe, Treasurer
        (3) ABC Corp. c/o John Doe, Treasurer ...............    John Doe
        (4) ABC Corp. Profit Sharing Plan ...................    John Doe, Trustee

      Partnership Accounts
        (1) The XYZ Partnership .............................    Jane B. Smith, Partner
        (2) Smith and Jones, Limited Partnership ............    Jane B. Smith, General Partner

      Trust Accounts
        (1) ABC Trust Account ...............................    Jane B. Doe, Trustee
        (2) Jane B. Doe, Trustee u/t/d 12/18/78 .............    Jane B. Doe

      Custodial or Estate Accounts
        (1) John B. Smith, Cust. f/b/o
            John B. Smith, Jr. UGMA/UTMA ....................    John B. Smith
        (2) Estate of John B. Smith .........................    John B. Smith, Jr., Executor

                      FORT DEARBORN INCOME SECURITIES, INC.
                             ONE NORTH WACKER DRIVE
                             CHICAGO, ILLINOIS 60606
                                  -------------
                                 PROXY STATEMENT
                                  -------------

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 5, 2008


      This proxy statement is furnished to the shareholders of Fort Dearborn Income Securities, Inc. (the "Fund") in connection with the Board of Directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on December 5, 2008, at 1:00 p.m., Central Time, at the principal executive offices of the Fund at One North Wacker Drive, 38th Floor, Chicago, Illinois 60606, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about October 16, 2008.

      A majority of the shares outstanding and entitled to vote on October 6, 2008 represented in person or by proxy, must be present to establish a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. It is expected that abstentions and broker non-votes will have no effect on Proposal 1, but will have the equivalent effect of a vote against Proposal 2. In the event that a quorum is not present at the annual meeting, shareholders present in person or the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. If the meeting is adjourned, notice need not be given of the adjourned meeting at which the adjournment is taken. At any adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting.

      The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the four nominees for Director named herein, AGAINST the shareholder proposal described herein, and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting, including questions of adjournment. You may revoke any proxy card by attending the annual meeting in person, giving another proxy or submitting a written notice of revocation to the Fund's Secretary at UBS Global Asset Management (Americas), Inc., One North Wacker Drive, Chicago, Illinois 60606. Unless you are attending the annual meeting in person, to be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. If you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby canceling any proxy previously given. If your shares are held by your bank or broker, then in order to vote in person at the annual meeting, you will need to obtain a "Legal Proxy" from your bank or broker and present it to the Inspector of Election at the meeting. In the event that the election of Directors is contested, the Fund expects that broker-dealer firms holding shares of the Fund in "street name" for their customers will not be permitted by New York Stock Exchange ("NYSE") rules to vote on the election of Directors on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners.

      As of the record date, October 6, 2008, the Fund had 8,775,665 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone and oral communications by regular employees of UBS Global Asset Management (Americas), Inc. ("UBS Global AM" or the "Advisor"), who will not receive any compensation therefor from the Fund. Each full share of the Fund outstanding is entitled to one vote, and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote. The Fund has made arrangements with Georgeson Inc. to assist with solicitation of proxies, as described in the section entitled, "Solicitation of Proxies."

      UBS Global AM serves as the Fund's investment advisor. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich and Basel, Switzerland. UBS AG operates in many areas of the financial services industry. The principal business offices of UBS Global AM are located at One North Wacker Drive, Chicago, Illinois 60606. The principal offices of UBS AG are Bahnhofstrasse 45, Zurich, Switzerland and Aeschenvorstadt 1, 4051 Basel, Switzerland.


      THE FUND IS SENDING TO SHAREHOLDERS, IN A SEPARATE MAILING, THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2008. YOU MAY OBTAIN, WITHOUT CHARGE, ADDITIONAL COPIES OF THE FUND'S ANNUAL REPORT AND SEMI-ANNUAL REPORT BY: (1) WRITTEN REQUEST TO: UBS GLOBAL ASSET MANAGEMENT (AMERICAS), INC.,
ATTN: MARK F. KEMPER, ONE NORTH WACKER DRIVE, CHICAGO, ILLINOIS 60606; OR (2) CALLING THE FUND'S TOLL-FREE NUMBER: 1-800-647 1568.

                        PROPOSAL 1. ELECTION OF DIRECTORS


      Proposal 1 relates to the election of Directors of the Fund. Management proposes the election of the four nominees named in the table on the following page. Each nominee has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each of the nominees was last elected Director at the Fund's December 2007 annual meeting of shareholders. As described more fully below, these nominees have significant experience managing investment vehicles. All of the Fund's nominees have been Fund Directors for numerous years, and are also on the Boards of other funds managed by UBS Global AM. They have had experience as senior officers and directors of major business corporations and other investment advisors.


      Directors are elected by a plurality vote of shareholders. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of all four nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.


      Directors, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"), shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. There is no cumulative voting for the election of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the Directors or nominees beneficially owned 1% or more of the Fund's common stock and none of the executive officers beneficially owned any shares of the Fund's common stock as of October 6, 2008. In addition, the Directors and executive officers, as a group, beneficially owned less than 1% of the outstanding common stock of the Fund as of October 6, 2008.

      Listed in the table on the following page, for each nominee, is a brief description of the nominee's experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

                                                                                                                          SHARES
                                                                                                                       BENEFICIALLY
                                                                                                                           OWNED
                                                                                NUMBER OF                               DIRECTLY OR
                          POSITION(S)   LENGTH OF         PRINCIPAL            PORTFOLIOS IN              OTHER        INDIRECTLY AT
                           HELD WITH      TIME          OCCUPATION(S)          FUND COMPLEX           DIRECTORSHIPS     OCTOBER 6,
NAME, AGE, AND ADDRESS       FUND        SERVED      DURING PAST 5 YEARS    OVERSEEN BY NOMINEE      HELD BY NOMINEE       2008
----------------------       ----        ------      -------------------    -------------------      ---------------       ----
INDEPENDENT DIRECTORS:

Adela Cepeda; 50           Director     Since 2000   Ms. Cepeda is          Ms. Cepeda is a          Ms. Cepeda is a      1,000
A.C. Advisory, Inc.                                  founder and            director or trustee of   director of the
161 No. Clark Street,                                president of A.C.      four investment          MGI Funds
Suite 4975                                           Advisory, Inc.         companies (consisting    (7 portfolios)
Chicago, IL 60601                                    (since 1995).          of 56 portfolios) for    (since 2005) and
                                                                            which UBS Global         a director of
                                                                            AM or one of its         Amalgamated
                                                                            affiliates serves as     Bank of Chicago.
                                                                            investment advisor,
                                                                            sub-advisor or
                                                                            manager.


Frank K. Reilly; 72        Chair-       Since 1992   Mr. Reilly is a        Mr. Reilly is a          Mr. Reilly is a       7,535
Mendoza College of         person and                Professor of Finance   director or trustee      director of
Business                   Director                  at the University      of four investment       Discover Bank, a
University of Notre Dame                             of Notre Dame          companies (consisting    subsidiary of
Notre Dame, IN                                       (since 1982).          of 56 portfolios), for   Discover
46556-5646                                                                  which UBS Global         Financial Services.
                                                                            AM or one of its
                                                                            affiliates serves
                                                                            as investment
                                                                            advisor,
                                                                            sub-advisor or
                                                                            manager.


Edward M. Roob; 74         Director     Since 1993   Mr. Roob is retired    Mr. Roob is a director   None.                 9,000
c/o UBS Global AM                                    (since 1993).          or trustee of four
One North Wacker Drive                                                      investment companies
Chicago, IL 60606                                                           (consisting of 56
                                                                            portfolios), for
                                                                            which UBS Global AM
                                                                            or one of its
                                                                            affiliates serves
                                                                            as investment
                                                                            advisor,
                                                                            sub-advisor or
                                                                            manager.


J. Mikesell Thomas; 57     Director     Since 2002   Mr. Thomas is a        Mr. Thomas is a          Mr. Thomas is a       N/A
1353 Astor Place                                     principal with the     director or trustee of   director and
Chicago, IL 60610                                    investment firm,       four investment          chair of the
                                                     Castle Creek           companies                Audit Committee
                                                     Capital (since July    (consisting of 56        for Evanston
                                                     2008). He is the       portfolios) for which    Northwestern
                                                     former President       UBS Global AM or         Healthcare.
                                                     and CEO of             one of its affiliates
                                                     Federal Home Loan      serves as investment
                                                     Bank of Chicago        advisor, sub-advisor
                                                     (2004 to March         or manager.
                                                     2008). Mr. Thomas
                                                     was an independent
                                                     financial advisor
                                                     (2001-2004).

      Each Independent Director receives, for his or her service to the UBS Family of Funds Complex and two unregistered investment companies advised by the Advisor and overseen by the Board, an annual retainer of $160,000 paid quarterly for serving as a Board member (less a proportionate amount for a Director that does not serve on the board of a particular fund in the UBS Family of Funds Complex, if any). The chairperson of the Board also receives an annual retainer of $20,000 from the UBS Family of Funds Complex for his or her service to the Board. In addition, the chairs of the Audit Committee and the Nominating Committee receive an annual retainer of $15,000 and $7,500, respectively, for their service to the Board. The UBS Family of Funds Complex also reimburses each Director and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings. No officer, director or employee of UBS Global AM or any of its affiliates presently receives any compensation from the Fund for acting as a Board member or officer.

                               COMPENSATION TABLE+


                                                                                       PENSION OR
                                                                                       RETIREMENT          TOTAL
                                                                                        BENEFITS       COMPENSATION
                                                                      AGGREGATE        ACCRUED AS     FROM THE FUND
                                                                    COMPENSATION      PART OF FUND     AND THE FUND
NAME OF PERSON, POSITION                                           FROM THE FUND*       EXPENSES         COMPLEX**
------------------------                                           --------------     ------------    --------------
Adela Cepeda, Director .........................................       $6,624              N/A           $123,500
Frank K. Reilly, Director and Chairperson ......................        8,283              N/A            144,500
Edward M. Roob, Director .......................................        6,624              N/A            127,500
J. Mikesell Thomas, Director*** ................................        6,994              N/A            125,850


---------------

+    Only Independent Directors are compensated by the Fund.


* Represents fees paid to each Director for service on the Board during the fiscal year ended September 30, 2008.


** Represents fees paid for services during the fiscal year ended September 30, 2008 to each Board member by four investment companies for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. The Fund does not have a bonus, pension, profit sharing or retirement plan.

*** These amounts include compensation paid to Mr. Thomas for his service as the liaison for the Board of Directors for purposes of the UBS Global AM (Americas) Profitability Working Group.


                        NOMINEE OWNERSHIP OF FUND SHARES


                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                              SECURITIES IN ALL REGISTERED INVESTMENT
                                                                                 COMPANIES OVERSEEN BY NOMINEE FOR
                                                   DOLLAR RANGE                 WHICH UBS GLOBAL AM OR AN AFFILIATE
                                               OF EQUITY SECURITIES                SERVES AS INVESTMENT ADVISOR,
       NOMINEE                                       IN FUND+                          SUB-ADVISOR OR MANAGER+
       -------                                 --------------------           ----------------------------------------
INDEPENDENT DIRECTORS:
Adela Cepeda ...............................       $1-$10,000                             $1-$10,000
Frank K. Reilly ............................       over $100,000                          over $100,000
Edward M. Roob .............................       over $100,000                          over $100,000
J. Mikesell Thomas .........................       $0                                     $0

--------------
+ Information regarding ownership of shares of the Fund is as of October 6, 2008; information regarding ownership of shares in all registered investment companies overseen by nominee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of September 30, 2008.

      As of September 30, 2008, the Independent Directors and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

      A dissident shareholder group has indicated its intention to elect its own nominees to the Fund's Board of Directors at the meeting. The dissident shareholder group has also stated that it wants to terminate the Fund's investment advisory agreement with UBS Global AM (as described in the description of Proposal 2 below). If the dissident nominees are elected, the Fund's current Board strongly believes that your Fund's investment advisory agreement with UBS Global AM would be terminated - stripping the Fund of the resources and expertise of UBS Global AM, which has been the Fund's investment advisor for over 35 years, and potentially leaving the Fund without the capacity to manage its portfolio, conduct research, or pursue trades.

      As discussed in Proposal 2 below, the Fund's current Board believes that it is in shareholders' best interests to continue the Fund's investment advisory relationship with UBS Global AM. As a result, the Fund's current Board intends to vigorously contest the election of the dissident nominees. We urge you to vote FOR your Board's nominees by promptly completing, signing, dating and returning the enclosed white proxy card.

                       PROPOSAL 2. A SHAREHOLDER PROPOSAL

      A shareholder (the "Shareholder Proponent") has submitted the following proposal (the "Shareholder Proposal") to be included in this proxy statement:

            RESOLVED: The investment advisory agreement between UBS Global Asset Management (Americas), Inc. and Fort Dearborn Income Securities, Inc. shall be terminated.


      Set forth below is the Board of Directors' opposition statement with regard to the Shareholder Proposal, which is immediately followed by the supporting statement of the Shareholder Proponent.


          OPPOSITION STATEMENT OF FORT DEARBORN INCOME SECURITIES, INC.


      YOUR FUND'S BOARD OPPOSES THE SHAREHOLDER PROPOSAL AND BELIEVES IT IS IN YOUR BEST INTERESTS TO MAINTAIN YOUR FUND'S INVESTMENT ADVISORY AGREEMENT WITH UBS GLOBAL AM. UBS Global AM has delivered consistently strong market returns to Fund investors over time. The Board believes strongly that your Fund receives significant benefits from its continued investment advisory relationship with UBS Global AM, but would not be able to provide the same benefits to shareholders if the investment advisory agreement with UBS Global AM is terminated. THE BOARD THEREFORE RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THE SHAREHOLDER PROPOSAL.

REASONS FOR THE BOARD'S RECOMMENDATION

      Your Fund's Board has reviewed and considered the Shareholder Proposal but believes that it is not in the best interests of the Fund and its shareholders. For the reasons discussed below, the Board believes that the Fund's shareholders are best served by voting AGAINST the Shareholder Proposal.

1. YOUR FUND'S COMPETITIVE PERFORMANCE

      Your Fund's Board believes that the Fund's investment approach and long-term market price performance has benefited shareholders. With UBS Global AM as your Fund's investment advisor, your Fund's long-term performance at market price has been consistently competitive, both in absolute terms and relative to its Lipper peer group, and benchmark indices, as shown in the table on the following page.

FORT DEARBORN INCOME SECURITIES, INC. AS OF SEPTEMBER 30, 2008


AVERAGE ANNUAL TOTAL RETURN(1)                           1-YEAR             3-YEAR            5-YEAR           10-YEAR
------------------------------                           ------             ------            ------           -------

Fund Return Based on Change
in Market Price(2) .............................         -0.62%              1.88%             3.55%            4.97%

Fund Return Based on Change
in Net Asset Value(3) ..........................         -6.60%              0.29%             2.01%            4.43%

Investment Grade Bond Index(4) .................         -4.07%              0.81%             2.56%            4.84%

Lipper Corporate Debt Funds
BBB-Rated (NAV)(5) .............................         -7.48%              0.17%             2.42%            4.53%

Lipper Corporate Debt Funds
BBB-Rated (Market Price)(5) ....................        -15.39%             -3.18%             0.47%            3.71%

Rank in Lipper Category
Based on Change in NAV(5) ......................   10 out of 21        9 out of 20      11 out of 18      6 out of 12


      PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.


------------
(1) Total return calculations represent the average annual changes in value of an investment over the periods indicated.


(2) Source: UBS Global AM. The Fund's market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund's Dividend Reinvestment Plan.

(3) Source: UBS Global AM. The Fund's net asset value ("NAV") returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates.

(4) Index composition, 12/31/81 - present: 5% Lehman Brothers US Agency Index (7+ years); 75% Lehman Brothers US Credit Index (7+ years); 10% Lehman Brothers US Mortgage Fixed Rate MBS Index (all maturities); 10% Lehman Brothers US Treasury Index (7+ years).

(5)  Source: Lipper Inc.

      UBS Global AM has consistently provided your Fund with solid long-term investment performance, which leads the Board to recommend that shareholders continue the Fund's investment advisory relationship with UBS Global AM and vote AGAINST the Shareholder Proposal.

2. YOUR FUND BENEFITS FROM THE CONSISTENT AND CONTINUOUS MANAGEMENT OF UBS GLOBAL AM


      UBS Global AM and its predecessors have managed your Fund consistently for over 35 years, since its inception, with the goal of providing long-term shareholders with a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. UBS Global AM has continuously managed your Fund over the years using a proven management style with an experienced management team. This has benefited Fund shareholders year in and year out by providing steady, uninterrupted management, which in turn, has reduced potential expenses attributable to changes in fund management.


      Fund shareholders also benefit from the experience and resources of the Advisor. As of June 30, 2008, the Advisor had approximately $160 billion in assets under management. Moreover, the Advisor is an indirect, wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management division, which had approximately $741 billion in assets under management worldwide as of June 30, 2008. The Advisor's expertise and resources enable it to provide your Fund with first rate research, trading, and investment management support. Michael G. Dow, your Fund's lead portfolio manager, is Head of US Long Duration at UBS Global AM and has more than 18 years of investment industry experience.

      The extensive experience of the Advisor has contributed to the long-term success of your Fund. Your Fund's Board therefore believes that it is in the best interest of the Fund and its shareholders to retain UBS Global AM as the Fund's investment advisor, and recommends voting AGAINST the Shareholder Proposal.


3. THE SHAREHOLDER PROPOSAL IS INCOMPLETE


      Your Fund's Board also opposes the Shareholder Proposal because it offers no viable alternative if UBS Global AM is removed as your Fund's investment advisor, raising the possibility that your Fund could eventually be orphaned without any advisor at all. If the Shareholder Proposal is approved, your Fund's Board would, of course, use its best efforts to search for a replacement investment advisor that would be willing and able to manage the Fund. The 1940 Act provides a mechanism for the Fund's Board to retain UBS Global AM as the Fund's investment advisor for an additional 150 days following the termination. There is no guarantee, however, that the Fund's Board would be able to find and retain a qualified investment advisor that would agree to assume the management of your Fund for a reasonable cost and obtain shareholder approval of the new advisor during this time period. If a new advisor is not approved within this time period, your Fund will have no investment advisor, making it impossible for your Fund to carry out any portfolio management, research or trading. In that event, your Fund's investment program would be completely paralyzed.

      The Shareholder Proposal also ignores the significant expenses that the Fund and its shareholders could incur in replacing UBS Global AM. Not only could the search process for a replacement investment advisor itself prove costly, but your Fund may be further forced to pay higher advisory fees to attract a replacement advisor that is qualified and willing to manage the Fund. Your Fund's expenses could also increase if it must bear the replacement advisor's costs of establishing portfolio management, research, and trading facilities dedicated to the Fund - resources that UBS Global AM already provides. Your Fund's costs could escalate even further depending on other integration expenses that come with a replacement investment advisor, such as the expenses of obtaining shareholder approval of a new investment advisory agreement with a replacement investment advisor or brokerage costs due to increased portfolio turnover from a replacement investment advisor implementing its new strategy.

      Contrary to the Shareholder Proponent's assertion that terminating UBS Global AM as the Fund's advisor would have a positive effect on your Fund's market share price, the Board is concerned that the uncertainty surrounding a dismissal of UBS Global AM could seriously undermine your Fund's market share price. In light of these significant management continuity and expense issues, the Board believes that the Shareholder Proposal is not in the best interest of the Fund's shareholders. The Board therefore recommends that Fund shareholders vote AGAINST the Shareholder Proposal.

4. YOUR FUND'S DISCOUNT IS CONSISTENT WITH OTHER CLOSED-END FUNDS

      As with most other closed-end funds within the Fund's Lipper peer group, the market price of the Fund's shares often trades at a lower price than the Fund's net asset value ("NAV") per share. That is, the Fund's shares often trade at a discount. As of September 30, 2008, the median discount for the Lipper Corporate Debt BBB-

Rated closed-end funds peer group was -14.7% and the average discount for that group was -14.8%, compared to the Fund's discount of -6.4%. (Source: Lipper Inc.). The Fund's discount is thus in line with that currently experienced by similar corporate bond closed-end funds generally. Accordingly, the Board believes that the presence of a discount should not, by itself, necessitate the drastic step of terminating your Fund's investment advisory agreement with UBS Global AM. Given your Fund's consistently solid returns at market price and NAV, your Fund's Board believes it would be unwise to terminate the investment advisory agreement with UBS Global AM based on factors wholly unrelated to the Advisor's long-term investment performance. The Board therefore recommends that the Fund's shareholders vote AGAINST the Shareholder Proposal.


CONCLUSION

      For the reasons stated above, the Board recommends that Shareholders vote AGAINST the Shareholder Proposal.

                SUPPORTING STATEMENT OF THE SHAREHOLDER PROPONENT


      Many closed-end funds are trading at a premium to their net asset value ("NAV"). However, neither the Board of Directors of Fort Dearborn Income Securities, Inc. (the "Fund") nor the advisor, UBS Global Asset Management (Americas), Inc., has taken effective steps to help provide shareholders of this Fund with such an opportunity for increased value. To the contrary, for many years this Fund has instead continued to sell at a persistent discount to its NAV.This shareholder proposal to terminate the investment advisory agreement with UBS Global Asset Management (Americas), Inc. may be the only type of shareholder proposal that the Board cannot legally ignore. If the existing advisory agreement is terminated by this shareholder proposal, the Board could be forced to take action that may lead to a significant increase in the market value of shares of the Fund, to the direct benefit of its shareholders.


      The Shareholder Proponent is Ralph W. Bradshaw, One West Pack Square, Suite 1650, Asheville, North Carolina 28801. Neither the Fund, its Board of Directors nor management is responsible for the contents of the Shareholder Proposal or the Supporting Statement of the Shareholder Proponent.


                                  VOTE REQUIRED

      Section 15(a)(3) of the 1940 Act provides that a shareholder proposal to terminate the advisory agreement requires the "vote of a majority of the outstanding voting securities" of the Fund, which is defined in the 1940 Act to be "the vote, at the annual or a special meeting of the security holders of such company duly called, (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is the less."

                             ADDITIONAL INFORMATION

INFORMATION CONCERNING INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM


      The Fund's financial statements for the fiscal year ended September 30, 2007, were audited by Ernst & Young LLP ("Ernst & Young"), independent registered public accounting firm. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns and provides certain non-audit services. The Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. In the past two fiscal years, the Audit Committee did not approve any services provided by Ernst & Young pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Board of Directors of the Fund has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2008. Ernst & Young has been the Fund's independent registered public accounting firm since the fiscal year ended September 30, 2001. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

      Representatives of Ernst & Young will be present at the meeting via telephone.


AUDIT FEES

      For the fiscal years ended September 30, 2008 and September 30, 2007, the aggregate Ernst & Young audit fees for professional services rendered to the Fund were approximately $35,000 and $34,350, respectively.

      Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

AUDIT-RELATED FEES

      In each of the fiscal years ended September 30, 2008 and September 30, 2007, the aggregate audit-related fees billed by Ernst & Young for services rendered to the Fund that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,500 and $2,500, respectively.

      Fees included in the audit-related fees category are those associated with the reading and providing comments on the semi-annual statements.

      There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

TAX FEES

      In each of the fiscal years ended September 30, 2008 and September 30, 2007, the aggregate tax fees billed by Ernst & Young for professional services rendered to the Fund were approximately $4,440 and $4,150, respectively.

      Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

      There were no tax fees required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 201 of Regulation S-X during the fiscal years indicated above.

ALL OTHER FEES

      In each of the fiscal years ended September 30, 2008 and September 30, 2007, there were no fees billed by Ernst & Young for products and services, other than the services reported above, rendered to the Fund.

      Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

      There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

PRE-APPROVAL POLICIES AND PROCEDURES

      The Audit Committee Charter contains the Audit Committee's pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

      To carry out its purposes, the Audit Committee shall have the following duties and powers:


      (a) To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Fund, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors' specific representations as to their independence. In evaluating the auditor's qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Fund, as well as with the Fund's investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Fund; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm's internal quality control procedures.


      (b) To pre-approve all non-audit services to be provided to the Fund by the independent auditors when, without such pre-approval, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.


      (c) To pre-approve all non-audit services to be provided by the Fund's independent auditors to the Fund's investment advisor or to any entity that controls, is controlled by or is under common control with the Fund's investment advisor ("advisor affiliate") and that provides ongoing services to the Fund, when, without such pre-approval by the Committee, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.


      (d) To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.


      (e) To consider whether the non-audit services provided by the Fund's independent auditor to the Fund's investment advisor or any advisor affiliate that provides on-going services to the Fund, which services were not pre-approved by the Committee, are compatible with maintaining the auditors' independence.


AGGREGATE NON-AUDIT FEES


      For the fiscal years ended September 30, 2008 and September 30, 2007, the aggregate non-audit fees billed by Ernst & Young of $211,849 and $6,650, respectively, included non-audit services rendered on behalf of the Fund of $6,940 and $6,650, respectively, and non-audit services rendered on behalf of the Fund's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund of $204,909 and $0, respectively.

      The Audit Committee has considered whether the provision of non-audit services that were rendered to the Fund's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Ernst & Young's independence.


ADDTIONAL INFORMATION ABOUT THE BOARD OF DIRECTORS


      The Board of Directors (the "Board") of the Fund met seven times during the fiscal year ended September 30, 2008. Each Director attended 75% or more of the Board meetings during the last fiscal year. In addition, no Directors attended less than 75% of the aggregate of the total number of meetings held by the Board and the total number of meetings held by all committees on which such Director served during the fiscal year ended September 30, 2008.

      The Fund's Directors are not required to attend the Fund's annual meetings. All four of the Directors attended the annual meeting of shareholders in 2007.

      The Fund's Audit Committee is responsible for, among other things: (i) selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm; (ii) overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Fund's financial statements and the independent audits thereof; and (iv) acting as a liaison between the Fund's independent registered public accounting firm and the full Board of Directors. A copy of the Audit Committee Charter is available on the Fund's website at www.ubs.com. In fulfilling its duties, the Audit Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed the independent auditors' independence with them; and (d) based upon its review of the above, recommended to the Board that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended September 30, 2007. It is anticipated the Audit Committee will conduct similar discussions and review for the fiscal year ended September 30, 2008. The Audit Committee currently consists of Ms. Cepeda and Messrs. Reilly, Roob and Thomas, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund and each of whom is independent as defined under listing standards of the NYSE applicable to closed-end funds. Each member of the Fund's Audit Committee is also a member of a similar committee established by the boards of certain other investment companies for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager. The Audit Committee met five times during the fiscal year ended September 30, 2008.

      The Board has also established a Nominating, Compensation and Governance Committee that acts pursuant to a written charter ("Nominating, Compensation and Governance Committee Charter"). The Nominating, Compensation and Governance Committee is responsible for, among other things, selecting, evaluating and recommending to the Board candidates to be nominated as additional Independent Directors of the Board, periodically reviewing the composition of the Board, periodically reviewing Board governance procedures and recommending any appropriate changes thereto and periodically reviewing the compensation structure for Independent Directors. A copy of the Nominating, Compensation and Governance Committee Charter is attached as Appendix A. The Nominating, Compensation and Governance Committee currently consists of Ms. Cepeda and Messrs. Reilly, Roob and Thomas, none of whom is an "interested person" for purposes of the 1940 Act, and all of whom are independent as defined under listing standards of the NYSE applicable to closed-end funds. The Nominating, Compensation and Governance Committee met four times during the fiscal year ended September 30, 2008.

      In nominating candidates, the Nominating, Compensation and Governance Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. In identifying and evaluating nominees for Director, the Nominating, Compensation and Governance Committee takes into consideration such factors as it deems appropriate. These factors may include: (i) whether or not the person is an "interested person" as defined in the 1940 Act, meets the applicable independence and experience requirements of the NYSE and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor of the Fund, other Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate's experience with the experience of other Board members; and (vi) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.


      While the Nominating, Compensation and Governance Committee is solely responsible for the selection and recommendation to the Board of Board candidates, the Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are independent board members. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Fund's outstanding shares and
(ii) has been a shareholder of at least 1/2 of 1% of the Fund's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and

Governance Committee, care of the Secretary of the Fund at UBS Global Asset Management (Americas), Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae.

      The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating, Compensation and Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

      Shareholders may send other communications to the Board by sending a letter to the chairperson of the Board of Directors, Mr. Frank K. Reilly, care of the Secretary of the Fund at UBS Global Asset Management (Americas), Inc., One North Wacker Drive, Chicago, Illinois 60606. The chairperson of the Board of Directors will relay shareholder communications to the other Board members.

                               EXECUTIVE OFFICERS


      Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund are:

                                                                               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                    POSITION(S) HELD        LENGTH OF              NUMBER OF PORTFOLIOS IN FUND COMPLEX
    NAME, ADDRESS, AND AGE            WITH THE FUND        TIME SERVED              FOR WHICH PERSON SERVES AS OFFICER
    ----------------------           ---------------       -----------              ----------------------------------

Joseph J. Allessie*; 43             Vice President         Since 2005          Mr. Allessie is an executive director (since
                                    and Assistant                              2007) (prior to which he was a director)
                                    Secretary                                  and deputy general counsel (since 2005) at UBS
                                                                               Global Asset Management (US) Inc. and UBS Global
                                                                               AM (collectively, "UBS Global AM--Americas
                                                                               region"). Prior to joining UBS Global
                                                                               AM--Americas region, he was senior vice
                                                                               president and general counsel of Kenmar Advisory
                                                                               Corp. (from 2004 to 2005). Prior to that, Mr.
                                                                               Allessie was general counsel and secretary of
                                                                               GAM USA Inc., GAM Investments, GAM Services, GAM
                                                                               Funds, Inc. and the GAM Avalon Funds (from 1999
                                                                               to 2004). Mr. Allessie is a vice president and
                                                                               assistant secretary of 21 investment companies
                                                                               (consisting of 105 portfolios) for which UBS
                                                                               Global AM--Americas region or one of its
                                                                               affiliates serves as investment advisor,
                                                                               sub-advisor or manager.

Thomas Disbrow*; 42                 Vice President,        Since 2000          Mr. Disbrow is an executive director (since
                                    Treasurer, and         (Vice               2007) (prior to which he was a director)
                                    Principal              President)          and head of US mutual fund treasury
                                    Accounting             and                 administration department (since 2006) of
                                    Officer                since 2006          UBS Global AM--Americas region. Mr.
                                                           (Treasurer          Disbrow is a vice president and treasurer
                                                           and Principal       and/or principal accounting officer of 21
                                                           Accounting          investment companies (consisting of 105
                                                           Officer)            portfolios) for which UBS Global AM--Americas
                                                                               region or one of its affiliates serves as
                                                                               investment advisor, sub-advisor or manager.

                                                                               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                    POSITION(S) HELD        LENGTH OF              NUMBER OF PORTFOLIOS IN FUND COMPLEX
    NAME, ADDRESS, AND AGE            WITH THE FUND        TIME SERVED              FOR WHICH PERSON SERVES AS OFFICER
    ----------------------           ---------------       -----------              ----------------------------------

Michael J. Flook*; 43               Vice President         Since 2006          Mr. Flook is an associate director and a
                                    and Assistant                              senior manager of the US mutual fund
                                    Treasurer                                  treasury administration department of UBS
                                                                               Global AM--Americas region (since 2006). Prior
                                                                               to joining UBS Global AM--Americas region, he
                                                                               was a senior manager with The Reserve (asset
                                                                               management firm) from May 2005 to May 2006.
                                                                               Prior to that he was a senior manager with PFPC
                                                                               Worldwide since October 2000. Mr. Flook is a
                                                                               vice president and assistant treasurer 21
                                                                               investment companies (consisting of 105
                                                                               portfolios) for which UBS Global AM--Americas
                                                                               region or one of its affiliates serve as
                                                                               investment advisor, sub-advisor or manager.

Mark F. Kemper**; 50                Vice President         Since 1999          Mr. Kemper is general counsel of UBS
                                    and Secretary          and 2004,           Global AM--Americas region (since 2004).
                                                           respectively        Mr. Kemper also is a managing director of UBS
                                                                               Global AM--Americas region (since 2006). He was
                                                                               deputy general counsel of UBS Global AM from
                                                                               July 2001 to July 2004. He has been secretary of
                                                                               UBS Global AM--Americas region since 1999 and
                                                                               assistant secretary of UBS Global Asset
                                                                               Management Trust Company since 1993. Mr. Kemper
                                                                               is secretary of UBS Global AM--Americas region
                                                                               (since 2004). Mr. Kemper is vice president and
                                                                               secretary of 21 investment companies (consisting
                                                                               of 105 portfolios) for which UBS Global
                                                                               AM--Americas region or one of its affiliates
                                                                               serves as investment advisor, sub-advisor or
                                                                               manager.

                                                                               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                    POSITION(S) HELD        LENGTH OF              NUMBER OF PORTFOLIOS IN FUND COMPLEX
    NAME, ADDRESS, AND AGE            WITH THE FUND        TIME SERVED              FOR WHICH PERSON SERVES AS OFFICER
    ----------------------           ---------------       -----------              ----------------------------------

Joanne M. Kilkeary*; 40             Vice President         Since 2006          Ms. Kilkeary is a director (since 2005) and a
                                    and Assistant                              senior manager (since 2004) of the US
                                    Treasurer                                  mutual fund treasury administration department
                                                                               of UBS Global AM--Americas region. Ms. Kilkeary
                                                                               is a vice president and assistant treasurer of
                                                                               21 investment companies (consisting of 105
                                                                               portfolios) for which UBS Global AM--Americas
                                                                               region or one of its affiliates serves as
                                                                               investment advisor, sub-advisor or manager.

Tammie Lee*; 37                     Vice President         Since 2005          Ms. Lee is a director and associate general
                                    and Assistant                              counsel of UBS Global AM--Americas
                                    Secretary                                  region (since 2005). Prior to joining UBS
                                                                               Global AM--Americas region, she was vice
                                                                               president and counsel at Deutsche Asset
                                                                               Management/Scudder Investments from 2003 to
                                                                               2005. Prior to that she was assistant vice
                                                                               president and counsel at Deutsche Asset
                                                                               Management/Scudder Investments from 2000 to
                                                                               2003. Ms. Lee is a vice president and assistant
                                                                               secretary of 21 investment companies (consisting
                                                                               of 105 portfolios) for which UBS Global
                                                                               AM--Americas region or one of its affiliates
                                                                               serves as investment advisor, sub-advisor or
                                                                               manager.

Steven LeMire*; 39                  Vice President         Since 2007          Mr. LeMire is a director and senior
                                    and Assistant                              manager of the US mutual fund treasury
                                    Treasurer                                  administration department of UBS
                                                                               Global AM--Americas region (since October 2007).
                                                                               Prior to joining UBS Global AM--Americas region,
                                                                               he was an independent consultant with Third
                                                                               River Capital, LLC (formerly Two Rivers Capital,
                                                                               LLC) (from 2005 to 2007). Prior to that, he was
                                                                               vice president of operations and fund
                                                                               administration with Oberweis Asset Management,
                                                                               Inc. (from 1997 to 2005). Mr. LeMire is a vice
                                                                               president and assistant treasurer of 21
                                                                               investment companies (consisting of 105
                                                                               portfolios) for which UBS Global AM--Americas
                                                                               region or one of its affiliates serves as
                                                                               investment advisor, sub-advisor or manager.

                                                                               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                    POSITION(S) HELD        LENGTH OF              NUMBER OF PORTFOLIOS IN FUND COMPLEX
    NAME, ADDRESS, AND AGE            WITH THE FUND        TIME SERVED              FOR WHICH PERSON SERVES AS OFFICER
    ----------------------           ---------------       -----------              ----------------------------------

Joseph McGill*; 46                  Vice President         Since 2004          Mr. McGill is a managing director
                                    and Chief                                  (since 2006) and chief compliance
                                    Compliance                                 officer (since 2003) at UBS Global
                                    Officer                                    AM--Americas  region.  Prior to joining  UBS
                                                                               Global AM--Americas region, he was assistant
                                                                               general counsel at J.P. Morgan Investment
                                                                               Management (from 1999 to 2003). Mr. McGill is a
                                                                               vice president and chief compliance officer of
                                                                               21 investment companies (consisting of 105
                                                                               portfolios) for which UBS Global AM--Americas
                                                                               region or one of its affiliates serves as
                                                                               investment advisor, sub-advisor or manager.

Nancy D. Osborn*; 42                Vice President         Since 2007          Ms. Osborn is an associate director and a
                                    and Assistant                              senior manager of the US mutual fund
                                    Treasurer                                  treasury administration department of UBS
                                                                               Global AM--Americas region (since 2006). Prior
                                                                               to joining UBS Global AM--Americas region, she
                                                                               was an Assistant Vice President with Brown
                                                                               Brothers Harriman since April 1996. Ms. Osborn
                                                                               is a vice president and assistant treasurer of
                                                                               21 investment companies (consisting of 105
                                                                               portfolios) for which UBS Global AM--Americas
                                                                               region or one of its affiliates serves as
                                                                               investment advisor, sub-advisor or manager.

Eric Sanders*; 43                   Vice President         Since 2005          Mr. Sanders is a director and associate
                                    and Assistant                              general counsel of UBS Global AM--
                                    Secretary                                  Americas region (since 2005). From 1996 until
                                                                               June 2005, he held various positions at Fred
                                                                               Alger & Company, Incorporated, the most recent
                                                                               being assistant vice president and associate
                                                                               general counsel. Mr. Sanders is a vice president
                                                                               and assistant secretary of 21 investment
                                                                               companies (consisting of 105 portfolios) for
                                                                               which UBS Global AM--Americas region or one of
                                                                               its affiliates serves as investment advisor,
                                                                               sub-advisor or manager.

                                                                               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                    POSITION(S) HELD        LENGTH OF              NUMBER OF PORTFOLIOS IN FUND COMPLEX
    NAME, ADDRESS, AND AGE            WITH THE FUND        TIME SERVED              FOR WHICH PERSON SERVES AS OFFICER
    ----------------------           ---------------       -----------              ----------------------------------

Andrew Shoup*; 52                   Vice President         Since 2006          Mr. Shoup is a managing director and
                                    and Chief                                  the Global Head of the Fund Treasury
                                    Operating                                  Administration department of UBS Global
                                    Officer                                    AM--Americas region (since July 2006). Prior to
                                                                               joining UBS Global AM--Americas region, he was
                                                                               Chief Administrative Officer for the Legg Mason
                                                                               Partner Funds (formerly Smith Barney, Salomon
                                                                               Brothers and CitiFunds mutual funds) from
                                                                               November 2003 to July 2006. Prior to that, he
                                                                               held various positions with Citigroup Asset
                                                                               Management and related Companies with their
                                                                               domestic and offshore mutual funds since 1993.
                                                                               Additionally, he has worked for another mutual
                                                                               fund complex as well as spending eleven years in
                                                                               public accounting. Mr. Shoup is a vice president
                                                                               and chief operating officer of 21 investment
                                                                               companies (consisting of 105 portfolios) for
                                                                               which UBS Global AM--Americas region or one of
                                                                               its affiliates serves as investment advisor,
                                                                               sub-advisor or manager.

Kai R. Sotorp**; 49                 President              Since 2006          Mr. Sotorp is Head--Americas for UBS
                                                                               Global Asset Management (since 2004); a member
                                                                               of the UBS Group Managing Board (since 2003) and
                                                                               a member of the UBS Global Asset Management
                                                                               Executive Committee (since 2001). Prior to his
                                                                               current role, Mr. Sotorp was head of UBS Global
                                                                               Asset Management--Asia Pacific (2002-2004),
                                                                               covering Australia, Japan, Hong Kong, Singapore
                                                                               and Taiwan; head of UBS Global Asset Management
                                                                               (Japan) Ltd. (2001-2004); representative
                                                                               director and president of UBS Global Asset
                                                                               Management (Japan) Ltd. (2000-2004); and a
                                                                               member of the board of Mitsubishi Corp.--UBS
                                                                               Realty Inc. (2000-2004). Mr. Sotorp is president
                                                                               of 21 investment companies (consisting of 105
                                                                               portfolios) for which UBS Global AM--Americas
                                                                               region or one of its affiliates serves as
                                                                               investment advisor, sub-advisor or manager.

                                                                               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                    POSITION(S) HELD        LENGTH OF              NUMBER OF PORTFOLIOS IN FUND COMPLEX
    NAME, ADDRESS, AND AGE            WITH THE FUND        TIME SERVED              FOR WHICH PERSON SERVES AS OFFICER
    ----------------------           ---------------       -----------              ----------------------------------

Keith A. Weller*; 47                Vice President         Since 2004          Mr. Weller is an executive director and
                                    and Assistant                              senior associate general counsel of UBS
                                    Secretary                                  Global AM--Americas region (since 2005) and
                                                                               has been an attorney with affiliated entities
                                                                               since 1995. Mr. Weller is a vice president and
                                                                               assistant secretary of 21 investment companies
                                                                               (consisting of 105 portfolios) for which UBS
                                                                               Global AM--Americas region or one of its
                                                                               affiliates serves as investment advisor,
                                                                               sub-advisor or manager.


---------------
*  This person's business address is 51 West 52nd Street, New York, NY
   10019-6114.

** This person's business address is One North Wacker Drive, Chicago, IL 60606.

                               OWNERSHIP OF SHARES

      As of October 6, 2008, the following persons or entities were known by the Fund to be owners of more than 5% of the Fund's common stock. Other than with respect to Doliver Capital Advisors, Inc., as set forth in their Schedule 13G/A filing, the Fund has no knowledge whether the record holdings reported below are also held beneficially.

      NAME AND ADDRESS OF                           AMOUNT AND NATURE OF
       BENEFICIAL OWNER                                   OWNERSHIP                       PERCENT OF FUND
     ----------------------                        ----------------------                 ---------------
Raymond James &                                   1,543,753 shares of common                   17.6%
Associates, Inc.                                  stock of the Fund
880 Carilion Parkway
P.O. Box 12749
St. Petersburg, FL 33716

Doliver Capital Advisors, Inc.*                   1,352,800 shares of common                   15.4%
6363 Woodway, Suite 963                           stock of the Fund
Houston, TX 77057

Merrill Lynch                                     793,579 shares of common                     9.0%
101 Hudson St.                                    stock of the Fund
8th Floor
Jersey City, NJ 07302

Wachovia Securities, LLC                          783,908 shares of common                     8.9%
One North Jefferson Avenue                        stock of the Fund
St. Louis, MO 63103

Charles Schwab & Co., Inc.                        635,470 shares of common                     7.2%
Attn: Proxy Department                            stock of the Fund
211 Main Street
San Francisco, CA 94105

First Clearing, LLC                               616,512 shares of common                     7.0%
10700 Wheat First Drive                           stock of the Fund
WS 1023
Glen Allen, VA 23060

----------
* Based on Schedule 13G/A filed on February 14, 2008. According to an amended Form 13F-HR/A filed with the SEC on October 2, 2008 for the calendar year or quarter ended June 30, 2008, Doliver Capital Advisors, Inc. reported owning 1,483,700 shares of common stock of the Fund.

      Other than as set forth above, as of October 6, 2008, Management of UBS Global AM did not know of any other person who owned of record or beneficially 5% or more of the common stock of the Fund.

      SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any Board member or officer.

                              SHAREHOLDER PROPOSALS


      The Fund anticipates mailing this proxy statement on or about October 16, 2008. In addition, the Fund anticipates that its next annual meeting of shareholders will be held on or around the same date next year. Any shareholder who wishes to submit proposals for inclusion in the Fund's proxy statement and proxy card to be considered at the Fund's 2009 annual meeting of shareholders should send such proposals to the Secretary of the Fund at UBS Global Asset Management (Americas), Inc., One North Wacker Drive, Chicago, Illinois 60606. In order for such proposals to be included in the Fund's proxy statement and proxy card relating to the 2009 annual meeting of shareholders, shareholder proposals must be received by the Fund no later than June 18, 2009 and must satisfy other requirements of the federal securities laws. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the Fund's 2009 annual shareholders' meeting without including the proposal in the Fund's proxy statement and proxy card must notify the Fund of such proposal by directing such notice to the Secretary of the Fund at the address set forth above by no later than September 1, 2009. If a shareholder fails to give notice to the Fund by this date, then the persons named as proxies in the proxies solicited by the Board for the 2009 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.


                             SOLICITATION OF PROXIES


      Your vote is being solicited by the Directors of the Fund. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies.

      In addition, the Fund has made arrangements with a professional proxy solicitation firm, Georgeson Inc., to assist with the solicitation of proxies. The Fund anticipates that the cost of retaining Georgeson Inc. will be approximately $50,000, plus expenses. The Fund has agreed to indemnify Georgeson Inc. against certain liabilities, including liabilities arising under the federal securities laws. Georgeson Inc. has informed the Fund that it intends to employ approximately 40 persons to solicit proxies.


      The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic, oral, or other means of communication. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote.


      It is currently estimated that the total amount estimated to be spent on the solicitation (in excess of that normally spent for an annual meeting where only the reelection of the existing board members is at issue, and excluding salaries and wages of Fund officers and employees of UBS Global AM) will be approximately $115,300 to $208,600. As of September 30, 2008, approximately $39,681 has been spent on the solicitation. These amounts exclude costs normally expended for the election of Directors in the absence of a contest. The Directors and officers of the Fund, or regular employees and agents of UBS Global AM, may be involved in the solicitation of proxies. The Fund does not reimburse such persons for the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the annual meeting.

                                  PARTICIPANTS

      A dissident shareholder group has stated that it intends to file a proxy statement nominating its own slate of nominees for the Fund's Board of Directors. In the event that the dissident does commence a proxy contest, the SEC requires the Fund to provide shareholders with certain additional information relating to "participants" as defined in the SEC's proxy rules. Pursuant to those rules, the Fund's Directors are, and certain employees and agents of the Fund may be, deemed to be "participants."

      For information about the Directors, please refer to Proposal 1 of this Proxy Statement. In addition, the following persons may also act as participants:

      o Mark Carver is Head of Product Development and Management-Americas for UBS Global AM. Mr. Carver's business address is 51 West 52nd Street, New York, New York 10019-6114.

      o Igor Lasun is Product Manager--Fixed Income for UBS Global AM. Mr. Lasun's business address is 51 West 52nd Street, New York, New York 10019-6114.

      o Michael G. Dow is Head of US Long Duration for UBS Global AM and lead portfolio manager for the Fund. Mr. Dow's business address is One North Wacker Drive, Chicago, Illinois 60606.

      Except as noted in Proposal 1, the participants and their associates are not beneficial or record owners of any securities of the Fund or any securities of a parent or subsidiary of the Fund. The participants are not, and have not been within the past year, party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. The participants and any associates of the participants do not have any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party.


                                 OTHER BUSINESS

      Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                        By order of the Board of Directors,


                                        MARK F. KEMPER
                                        VICE PRESIDENT AND SECRETARY

October 16, 2008


        ----------------------------------------------------------------
        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.
        ----------------------------------------------------------------

                      [This Page Intentionally Left Blank]

                                                                      Appendix A

            NOMINATING, COMPENSATION AND GOVERNANCE COMMITTEE CHARTER

I.    THE COMMITTEE.

      The Nominating, Compensation and Governance Committee (the "Committee") is a committee of, and established by, the Board of Trustees/Directors (the "Board") of each of the entities listed on Schedule A hereto (each a "Fund"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II.   BOARD NOMINATIONS AND FUNCTIONS.

      1. The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment advisors and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, E.G., business, financial or family relationships with investment advisors or service providers.

      2. The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

      3. The Committee may consider the factors listed in Schedule B to evaluate candidates for membership on the Board. The Committee also may from time to time establish specific requirements and/or additional factors to be considered for Board candidates as it deems necessary or appropriate.

      4. The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board.

      5. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with backgrounds or skill sets that differ from those of the members currently on the Board.

      6. The Committee shall periodically review Disinterested Board member compensation and shall recommend any appropriate changes to the Disinterested Board members as a group.

      7. The Committee shall review recommendations from Qualifying Fund Shareholders (as defined in Schedule B) for nominations to fill vacancies on the Board if such recommendations are submitted in accordance with the procedures described in Schedule B.

III.  COMMITTEE NOMINATIONS AND FUNCTIONS.

      1. The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board and shall review committee assignments at least annually.

      2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

IV.   OTHER POWERS AND RESPONSIBILITIES.

      1.   The Committee shall meet as often as it deems appropriate.

      2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

      3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

      4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and a majority of the members of the Committee may act by written consent to the extent not inconsistent with the Fund's by-laws. In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

      5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

                                   SCHEDULE A

The UBS Funds
UBS Relationship Funds
SMA Relationship Trust
Fort Dearborn Income Securities, Inc.








                                      A-1-1

                      [This Page Intentionally Left Blank]

                                   SCHEDULE B
                        NOMINATION AND APPOINTMENT POLICY

1. The Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

2. In nominating candidates, the Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Committee shall take into consideration such factors as it deems appropriate. These factors may include:

      o whether or not the person is an "interested person" as defined in the 1940 Act, meets the independence and experience requirements applicable to closed-end funds as they may be adopted and modified from time to time by the New York Stock Exchange and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

      o whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates;

      o whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

      o the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight;

      o the interplay of the candidate's experience with the experience of other Board members; and

      o the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

3. While the Committee is solely responsible for the selection and recommendation to the Board of Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those Board members who are Independent Board Members. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, (1)/2 or 1% or more of the Fund's outstanding shares and (ii) has been a shareholder of (1)/2 of 1% of the Fund's total outstanding shares for 12 months or more prior to submitting the recommendation to the Committee. Such recommendations shall be directed to the Secretary of the Fund at such address as is set forth in the Fund's disclosure documents. The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder;
      (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made;
      (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

-----------------------
                   FORT
        DEARBORN INCOME
       SECURITIES, INC.
=======================









PROXY STATEMENT                                       --------------------------
                                                                            FORT
                                                                 DEARBORN INCOME
                                                                SECURITIES, INC.
                                                      ==========================






                                                               -----------------
                                                               NOTICE OF
                                                               ANNUAL MEETING
                                                               TO BE HELD ON
                                                               DECEMBER 5, 2008
                                                               AND
                                                               PROXY STATEMENT
                                                               =================

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
                      FORT DEARBORN INCOME SECURITIES, INC.

               ANNUAL MEETING OF SHAREHOLDERS -- DECEMBER 5, 2008


      The undersigned hereby appoints as proxies, Joseph J. Allessie and Tammie Lee, and each of them (with full power of substitution) to represent the undersigned and to vote for the undersigned all shares of common stock of
 P    the   undersigned  at  the  aforesaid   meeting  and  any  adjournment  or
 R postponement thereof with all the power the undersigned would have if O personally present. The shares represented by this proxy will be voted as X instructed. IF NO INSTRUCTIONS ARE RECEIVED, THIS PROXY SHALL BE DEEMED TO Y GRANT AUTHORITY TO VOTE "FOR" PROPOSAL 1 AND "AGAINST" PROPOSAL 2.
      ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXYHOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FORT DEARBORN INCOME SECURITIES, INC.


      YOUR VOTE IS IMPORTANT. Please date and sign this proxy on the reverse side and return it in the enclosed envelope.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

      AUTHORIZED SIGNATURES -- THIS CARD MUST BE SIGNED AND DATED FOR YOUR
                   VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

                    This proxy will not be voted unless it is
                 dated and signed exactly as instructed below.

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

--------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE LISTED NOMINEES
                            AND AGAINST PROPOSAL 2.
--------------------------------------------------------------------------------
 1. Election of Directors.

      01 -- Adela Cepeda                                         WITHHOLD
      02 -- Frank K. Reilly                       FOR ALL     VOTE FROM ALL
      03 -- Edward M. Roob                        NOMINEES       NOMINEES
      04 -- J. Mikesell Thomas                      [ ]            [ ]

    FOR ALL EXCEPT - TO WITHHOLD A VOTE FOR ONE OR MORE NOMINEES, MARK THE "FOR ALL NOMINEES" BOX ABOVE AND WRITE THE NAME OF THE NOMINEE(S) ON THE LINE BELOW

    --------------------------------------------------------

 2. Shareholder Proposal to terminate the investment advisory agreement between UBS Global Asset Management (Americas), Inc. and Fort Dearborn Income Securities, Inc.

                                                      FOR    AGAINST   ABSTAIN
                                                       [ ]     [ ]       [ ]
--------------------------------------------------------------------------------

                                        Date ___________________________________

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature, if held jointly

                                        ________________________________________
                                        Title or Authority

                                        If  shares  are  held by an  individual,
                                        sign your name  exactly as it appears on
                                        this card.  If shares are held  jointly,
                                        either  party may sign,  but the name of
                                        the party signing should conform exactly
                                        to the name shown on this proxy card. If
                                        shares   are  held  by  a   corporation,
                                        partnership  or other  entity,  the name
                                        and capacity of the  individual  signing
                                        the  proxy  card  should  be   indicated
                                        unless it is reflected in the form of registration.

                                        Sign exactly as name appears hereon.